UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2016
Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the first quarter of fiscal year 2016 and forward-looking statements relating to 2016, as presented in a press release of May 5, 2016. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
Item 5.07 Submission of Matters to a Vote of Security Holders

On May 3, 2016, Lionbridge Technologies, Inc. (the “Company”) held its 2016 Annual Shareholders Meeting (the “Annual Meeting”). There were 63,207,145 shares of common stock entitled to be voted. There were 757,982,986 shares voted in person or by proxy. At the Annual Meeting:
(1) The stockholders voted to elect each of the three (3)  nominees for a three-year term as a Class II director.
(2) The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.
(3) The stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2016.
The Company’s inspector of election certified the following vote tabulations:

Election of directors

	Vote result	% Votes For	For	Against	Abstain
Edward A. Blechschmidt	Re-elected	97.01%	48,760,312	1,479,563	19,497
Guy L. de Chazal	Re-elected	96.77%	48,636,019	1,604,256	19,097
James A. Quella	Re-elected	93.64%	47,065,387	3,170,039	23,946

There were 7,723,614 Broker Non-Votes cast with respect to each Director.

Advisory vote on executive compensation

	Vote result	% Votes For	For	Against	Abstain
	Approved	96.15%	48,327,153	1,901,556	30,663

There were 7,723,614 Broker Non-Votes cast with respect to the advisory vote on executive compensation.

Ratification of appointment of independent auditors

	Vote result	% Votes For	For	Against	Abstain
	Approved	98.9%	57,347,585	617,247	18,154

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release issued by Lionbridge Technologies, Inc. dated May 5, 2016.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

May 5, 2016	By:	/S/ MARC E. LITZ
Marc E. Litz
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 5, 2016